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                                                                   EXHIBIT 10.47

                          SALE AND LEASEBACK AGREEMENT


               THIS SALE AND LEASEBACK AGREEMENT (this "Agreement"), is made as of May 6, 1998, among Progenitor, Inc., a Delaware corporation ("Seller"), and Transamerica Business Credit Corporation, a Delaware corporation ("Buyer").

                              W I T N E S S E T H :


               WHEREAS, Seller is the owner of the equipment more particularly described on Exhibit II hereto (the "Equipment");

               WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Equipment; and

               WHEREAS, Buyer, as a condition to such purchase, wishes to lease to Seller and Seller wishes to lease from Buyer the Equipment under the terms and conditions of the Master Lease Agreement dated as of May 1, 1998 and Schedule No. 1 thereto (collectively, as amended, supplemented or otherwise modified from time to time, the "Lease") between Buyer, as lessor, and Seller, as lessee.

               NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. AMOUNT AND TERMS OF PURCHASE.

                      (a) Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Seller herein set forth, the Buyer agrees to purchase all of the Seller's right, title and interest in and to all of the Equipment such that the Buyer will become the owner of all such Equipment for all purposes whatsoever. The Seller hereby agrees that the Buyer is under no obligation to purchase any other equipment now or in the future and shall not assert a claim that the Buyer may have any such obligation.

                      (b) The price to be paid by the Buyer with respect to the purchase of the Equipment (the "Purchase Price") is $889,987.77. The Purchase Price shall be payable to the Seller on the Lease Commencement Date (as defined in the Lease).

                      (c) The Seller shall pay any and all applicable federal, state, county or local taxes and any and all present or future taxes or other governmental charges arising in connection with the sale of the Equipment hereunder, including sales, use or occupation taxes due upon the purchase by the Buyer.

                      (d) The purchase of the Equipment shall be evidenced by a bill of sale, substantially in the form attached hereto as Exhibit A (the "Bill of Sale"), duly executed by the Seller.


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               2. CONDITIONS TO PURCHASE. The obligation of the Buyer to
purchase the Equipment is subject to the following conditions:

                      (a) The Buyer shall have received this Agreement, duly executed by the Seller.

                      (b) The Buyer shall have received the Bill of Sale, duly executed by the Seller.

                      (c) The Buyer shall have received the Lease, duly executed by the Seller.

                      (d) The Buyer shall have received resolutions of the Board of Directors of the Seller approving and authorizing the execution, delivery and performance by the Seller of this Agreement, the Lease and the notices and other documents to be delivered by the Seller hereunder and thereunder (collectively, the "Sale and Leaseback Documents").

                      (e) The Buyer shall have received the certificate of title or similar evidence of ownership with respect to each item of Equipment and Uniform Commercial Code financing statements covering the Equipment in form and substance satisfactory to the Buyer, duly executed by the Seller.

                      (f) No material adverse change has occurred with respect to the business, prospects, properties, results of operations, assets, liabilities or condition (financial or otherwise) of the Seller and its affiliates, taken as a whole, since September 30, 1997.

                      (g) The Buyer shall have received all warranties and other documentation received or executed by Seller in connection with the original acquisition of the Equipment by the Seller (and by its execution hereof the Seller hereby assigns to the Buyer all such warranties and other Documentation).

                      (h) The Buyer shall have received an opinion of Seller's counsel, substantially in the form attached hereto as Exhibit B.

                      (i) The Buyer shall have received such other approvals, opinions or documents as the Buyer may reasonably request.

               3. REPRESENTATION AND WARRANTIES. To induce the Buyer to enter into this Agreement, the Seller represents and warrants to the Buyer that:

                      (a) The Seller is duly authorized to execute, deliver and perform its obligations under each of the Sale and Leaseback Documents and all corporate action required on its part for the due execution, delivery and performance of the transactions contemplated herein and therein has been duly and effectively taken.


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                      (b) The execution, delivery and performance by the Seller
of each of the Sale and Leaseback Documents and the consummation of the transactions contemplated herein and therein does not and will not violate any provision of, or result in a default under, the Seller's Articles or Certificates of Incorporation or By-laws or any indenture or agreement to which the Seller is a party or to which its assets are bound or any order, permit, law, statute, code, ordinance, rule, regulation, certificate or any other requirement of any governmental authority or regulatory body to which the Seller is subject, or result in the creation or imposition of any mortgage, deed of trust, pledge, security interest, lien or encumbrance of any kind upon or with respect to the Equipment or any proceeds thereof, other than those in favor of the Buyer as contemplated by the Sale and Leaseback Documents.

                      (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of any of the Sale and Leaseback Documents to which it is a party.

                      (d) Each Sale and Leaseback Document to which the Seller is a party constitutes or will constitute, when delivered hereunder, the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

                      (e) There are no actions, suits, or proceedings pending, threatened against or affecting the Seller which seek to enjoin, prohibit or restrain the consummation of any of the transactions contemplated hereby or by the other Sale and Leaseback Documents.

                      (f) Each item of Equipment is owned by the Seller free and clear of any liens and encumbrances of any kind or description. Upon purchase of the Equipment hereunder, the Buyer will acquire good and marketable title in and to the Equipment.

All representations and warranties herein shall survive the execution of this Agreement and the purchase of the Equipment.

               4. INDEMNITIES. The Seller agrees to indemnify, defend, and save harmless the Buyer and its officers, directors, employees, agents, and attorneys, and each of them (the "Indemnified Parties"), from and against all claims, actions, suits, and other legal proceedings, damages, costs, interest, charges, counsel fees and other expenses and penalties (collectively, the "Indemnified Amounts") which any of the Indemnified Parties may sustain or incur by reason of or arising out of (i) the Seller's ownership of any Equipment prior to the date on which such Equipment is sold to the Buyer, or the Seller's acts or omissions prior to such date under, in connection with or relating to such Equipment or any of the Sale and Leaseback Documents, (ii) the operation, maintenance or use of such Equipment prior to such date, (iii) the inaccuracy


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of any of the Seller's representations or warranties contained in any of the
Sale and Leaseback Documents, (iv) the breach of any of the Seller's covenants contained in any of the Sale and Leaseback Documents, (v) any loss or damage to any Equipment in excess of the deductible which is not paid by insurance or (vi) any sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, sales, use, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its acquisition, ownership, delivery, leasing, possession, use or relocation or otherwise in connection with the transactions contemplated by each Sale and Leaseback Document.

               5. REMEDIES. Upon the Seller's violation of or default under any provision of this Agreement, the Buyer may (subject to the provisions of the other Sale and Leaseback Documents) proceed to protect and enforce its rights either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained herein or in aid of the exercise of any power granted in any Sale and Leaseback Document; it being intended that the remedies contained in any Sale and Leaseback Document shall be cumulative and shall be in addition to every other remedy given under such Sale and Leaseback Document or now or hereafter existing at law or in equity or by statute or otherwise.

               6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Buyer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               7. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and sent:

               if to the Seller, at its address at:

                      PROGENITOR, INC.
                      4040 CAMPBELL AVENUE
                      MENLO PARK, CALIFORNIA  94025
                      Attention:   Chief Financial Officer
                      Telephone No.:  650-617-0880
                      Telecopy No.:    650-617-0883


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               if to the Buyer, at its address at:

                      Transamerica Business Credit Corporation
                      Technology Finance Division
                      76 Batterson Park Road
                      Farmington, Connecticut 06032-2571
                      Attention:  Assistant Vice President,
                               Lease Administration
                      Telephone No.:  860-677-6466
                      Telecopy No.:    860-677-6766

               with a copy to:

                      Transamerica Business Credit Corporation
                      9399 West Higgins Road
                      Rosemont, Illinois  60018
                      Attention:  Legal Department
                      Telephone No.:  847-685-1106
                      Telecopy No.:    847-685-1143

or to such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed given (i) if sent by certified or registered mail, three days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

               8. NO WAIVER; REMEDIES. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               9. BENEFIT. Without the prior written consent of the Buyer, the Seller may not transfer, assign or delegate any of its rights, duties or obligations hereunder.

               10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Seller and the Buyer and their respective successors and assigns.

               11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.


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               12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

               13. SEVERABILITY. If one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

               14. SUBMISSION TO JURISDICTION. ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE BUYER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE SELLER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE BUYER IN GOOD FAITH TO ENABLE THE BUYER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE BUYER. EACH PARTY AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE BUYER; IT BEING UNDERSTOOD THAT THIS SENTENCE DOES NOT PRECLUDE THE SELLER FROM ASSERTING COMPULSORY COUNTERCLAIMS. THE SELLER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE BUYER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

               15. JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.


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               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the first date written above.


                            PROGENITOR, INC.


                            By: /s/ Mark Bagnall
                               -------------------------------
                               Name: Mark Bagnall
                               Title: Vice President & CFO



                            TRANSAMERICA BUSINESS CREDIT CORPORATION



                            By: /s/ Gary P. Moro
                               -------------------------------
                               Name: Gary P. Moro
                               Title:



Exhibit II-  Equipment
Exhibit A-   Bill of Sale
Exhibit B-   Opinion of Seller's Counsel


Form 14


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                                    EXHIBIT A


                                  BILL OF SALE


               KNOW ALL PERSONS BY THESE PRESENTS PROGENITOR, INC. (the "Seller"), for Eight Hundred Eighty Nine Thousand, Nine Hundred Eighty Seven and 77/100 Dollars ($889,987.77) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on Exhibit II hereto (collectively, the "Equipment").

               TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

               AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

               IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this 13th day of May, 1998.



                             PROGENITOR, INC.


                             By:  ______________________________
                                    Name:
                                    Title:


Form 14